Exhibit 10.1

STOCKHOLDER AGREEMENT

THIS STOCKHOLDER AGREEMENT (“Agreement”) is made as of October 30, 2018, by and among Ophthotech Corporation, a Delaware corporation (the “Company”); Versant Venture Capital IV, L.P. and Versant Side Fund IV, L.P. (collectively, “Versant”); and, solely for purposes of being bound by Section 3.2 and Article IV, Versant Venture Management, LLC.

RECITALS

WHEREAS, concurrently with the execution of this Agreement, the Company, Inception 4, Inc., a Delaware corporation (“Inception 4”), and the other parties named therein are entering into an Agreement and Plan of Merger, dated as of the date hereof (the “Merger Agreement”), pursuant to which, upon the terms and subject to the conditions set forth therein, Inception 4 will, through certain transactions described in the Merger Agreement, become a wholly owned subsidiary of the Company (the “Merger”);

WHEREAS, upon the closing of the Merger, Versant, being a former securityholder of Inception 4, will become entitled to receive a portion of the Aggregate Consideration (as defined in the Merger Agreement) consisting of shares of common stock, par value $0.001 per share, of the Company (“Common Stock”); and

WHEREAS, the parties acknowledge and agree that the Company would not enter into the Merger Agreement but for Versant’s execution and delivery of this Agreement and that the Company is entering into the Merger Agreement in reliance on Versant’s promises set forth herein.

NOW, THEREFORE, in consideration of the foregoing and the respective representations, warranties, covenants and agreements set forth below, the Company and Versant agree as follows:

1.                                      Definitions.  For purposes of this Agreement:

1.1                               “Affiliate” means, with respect to any specified Person, any other Person who or which, directly or indirectly, controls, is controlled by, or is under common control with such specified Person, including without limitation any general partner, officer, director, or manager of such Person and any venture capital fund now or hereafter existing that is controlled by or under common control with one or more general partners or managing members of, or shares the same management company with, such Person.

1.2                               “Damages” means any loss, damage, or liability (joint or several) to which a party hereto may become subject under the Securities Act, the Exchange Act, or other federal or state law, insofar as such loss, damage, or liability (or any action in respect thereof) arises out of or is based upon (i) any untrue statement or alleged untrue statement of a material fact contained in any Registration Statement of the Company, including any Prospectus contained therein or any amendments or supplements thereto; (ii) an omission or alleged omission to state therein a material fact required to be stated therein, or necessary to make the statements therein not misleading; or (iii) any violation or alleged violation by the indemnifying party (or any of its agents or Affiliates) of the Securities Act, the Exchange Act, any state securities law, or any rule or regulation promulgated under the Securities Act, the Exchange Act, or any state securities law.

1.3                               “Exchange Act” means the Securities Exchange Act of 1934, as amended, and the rules and regulations promulgated thereunder.

1.4                               “Excluded Registration” means (i) a registration relating to the sale of securities to employees of the Company or a subsidiary pursuant to a stock option, stock purchase, or similar plan; (ii) a registration on any form that does not include substantially the same information as would be required to be included in a Registration Statement covering the sale of the Registrable Securities; or (iii) a registration in which the only Common Stock being registered is Common Stock issuable upon conversion of debt securities that are also being registered.

1.5                               “Form S-3” means such form under the Securities Act as in effect on the date hereof or any registration form under the Securities Act subsequently adopted by the SEC that permits incorporation of substantial information by reference to other documents filed by the Company with the SEC.

1.6                               “Person” means any individual, corporation, partnership, trust, limited liability company, association or other entity.

1.7                               “Prospectus” means (i) the prospectus included in a Registration Statement, as amended or supplemented by any prospectus supplement, with respect to the terms of the offering of the Registrable Securities covered by such Registration Statement and by all other amendments and supplements to the prospectus, including post-effective amendments and all material incorporated by reference in such prospectus, and (ii) any “free writing prospectus” as defined in Rule 405 under the Securities Act.

1.8                               “Registrable Securities” means, as of any date of determination: (i) any shares of Common Stock issued by the Company to Versant pursuant to the Merger Agreement (the “Consideration Shares”); and (ii) any Common Stock issued as (or issuable upon the conversion or exercise of any warrant, right, or other security that is issued as) a dividend or other distribution with respect to, or in exchange for or in replacement of, the Consideration Shares; in each case excluding for purposes of Section 2 any shares for which registration rights have terminated pursuant to Section 2.8 of this Agreement; provided, that a security shall cease to be a Registrable Security upon the earliest to occur of (A) the sale of such security pursuant to a Registration Statement or a valid exemption under the Securities Act, (B) the sale of such security in a transaction in which the applicable rights under this Agreement are not assigned pursuant to Section 4.1 or (C) such time as Rule 144 or another similar exemption under the Securities Act is available for the sale of all shares of Common Stock held by Versant without manner of sale or volume restrictions.

1.9                               “Registration Statement” means any registration statement of the Company under the Securities Act on Form S-3 (except that if the Company fails to meet one or more of the registrant requirements specified in General Instruction I.A. on Form S-3, such registration shall be on another appropriate form that allows for the Registrable Securities covered thereby to be registered on a delayed or continuous basis), including any Prospectus, amendments, including post-effective amendments, all exhibits and all material incorporated by reference in such registration statement.

1.10                        “Representatives” means, with respect to Versant, any officers and directors (or persons holding comparable positions), employees,  and other representatives, agents, executors, heirs, successors and permitted assigns, in each case acting on behalf of Versant.

1.11                        “Rule 144” means Rule 144 promulgated by the SEC under the Securities Act.

1.12                        “SEC” means the Securities and Exchange Commission.

1.13                        “Securities Act” means the Securities Act of 1933, as amended, and the rules and regulations promulgated thereunder.

1.14                        “Selling Expenses” means all underwriting discounts, selling commissions, and stock transfer taxes applicable to the sale of Registrable Securities, and fees and disbursements of counsel for Versant.

1.15                        “Versant Venture Management” means Versant Venture Management, LLC.

1.16                        “Versant Group” means Versant, Versant Venture Capital IV, L.P., Versant Venture Capital V, L.P., Versant Venture Capital VI, L.P. and Versant Venture Capital VII, L.P.

2.                                      Registration Rights.  The Company covenants and agrees as follows:

2.1                               Shelf Registration.

(a)                                 The Company shall use commercially reasonable efforts to file with the SEC, on or prior to March 31, 2019, a Registration Statement covering the resale of all Registrable Securities pursuant to Rule 415 promulgated under the Securities Act. The Company shall use its commercially reasonable efforts to cause such Registration Statement to be declared effective by the SEC as soon as reasonably practicable after filing, and in any event shall use its commercially reasonable efforts to cause such Registration Statement to be declared effective on or before April 30, 2019 or, if the Registration Statement is reviewed by the SEC and such review is not a “limited review,” such later date that is on or before the 50th day following the filing of the Registration Statement.

(b)                                 The Company shall use its commercially reasonable efforts to maintain the continuous effectiveness of each Registration Statement (and maintain the current status of the Prospectus or Prospectuses contained therein) until the date that is the two-year anniversary of the effective date of such registration, or such earlier time as all shares of Registrable Securities covered by such Registration Statement (i) have been sold pursuant to such Registration Statement or otherwise, (ii) may be transferred under Rule 144 or another similar exemption under the Securities Act without manner of sale or volume restrictions, or (iii) cease to be outstanding, in each case subject to Section 2.1(d).

(c)                                  At least five (5) Business Days prior to the filing of the Registration Statement or any Prospectus or any amendments or supplements thereto (other than filings required pursuant to the Exchange Act that are incorporated by reference therein), or any free writing prospectus related thereto, or before sending a response to an SEC comment letter related to the Registration Statement, the Company shall furnish to Versant copies of reasonably complete drafts of all such documents proposed to be filed (including all exhibits thereto but excluding documents incorporated by reference therein), and the Company shall consider in good faith any changes reasonably requested by Versant or its counsel at least one (1) Business Day prior to the date selected for the making of any such filing.

(d)                                 The Company may suspend the use of any Prospectus included in a Registration Statement contemplated by this Section for such period of time as the Company determines is reasonably necessary or advisable (but in no event for more than an aggregate of seventy-five (75) days in any consecutive 12-month period commencing on the date hereof or more than an aggregate of forty-five (45) days in any consecutive 180-day period; provided, however, that the Company shall be entitled to toll the running of such time periods for up to forty-five (45) days as a result of a review of any post-effective amendment to the Registration Statement by the SEC prior to such post-effective amendment being declared effective, so long as the Company is using its commercially reasonable efforts to cause such post-effective amendment to be declared effective as expeditiously as reasonably possible), in the event that the Company determines in good faith that such suspension is necessary (A) to delay the disclosure of material non-public information concerning the Company, the disclosure of which at the time is not, in the good faith opinion of the Company, in the best interests of the Company, or (B) to amend or supplement the Registration Statement or the related Prospectus so that the Registration Statement or Prospectus shall not include an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in the case of the Prospectus in light of the circumstances under which they were made, not misleading (an “Allowed Delay”); provided, that the Company shall promptly (a) notify Versant in writing of the commencement of an Allowed Delay, but shall not (without the prior written consent of Versant) disclose to Versant any material non-public information giving rise to an Allowed Delay, and (b) advise Versant in writing to cease all sales under the Registration Statement until the end of the Allowed Delay.

(e)                                  If at any time the SEC takes the position that the offering of some or all of the Registrable Securities in a Registration Statement is not eligible to be made on a delayed or continuous basis under the provisions of Rule 415 under the Securities Act or requires Versant to be named as an “underwriter,” the Company shall use its commercially reasonable efforts to, as expeditiously as reasonably possible, persuade the SEC that the offering contemplated by the Registration Statement is a valid secondary offering and not an offering “by or on behalf of the issuer” as defined in Rule 415 and that Versant is not an “underwriter.”  Versant shall have the right to select one legal counsel to participate or have its counsel participate in any meetings or discussions with the SEC regarding the SEC’s position and to comment or have its counsel comment on any written submission made to the SEC with respect thereto.  In the event that, despite the Company’s commercially reasonable efforts and compliance with the terms of this Section 2(e), the SEC refuses to alter its position, the Company shall (i) remove from the Registration Statement such portion of the Registrable Securities (the “Cut Back Shares”) and/or (ii) agree to such restrictions and limitations on the registration and resale of the Registrable Securities as the SEC may require to assure the Company’s compliance with the requirements of Rule 415 (collectively, the “SEC Restrictions”); provided, however, that the Company shall not agree to name Versant as an “underwriter” in such Registration Statement without the prior written consent of Versant.  In the event the Company removes Cut Back Shares from the Registration Statement and the SEC permits the subsequent registration of such Cut Back Shares, the Company will use its commercially reasonable efforts to file with the SEC, as expeditiously as reasonably possible and in accordance with any SEC Restrictions applicable to such Cut Back Shares, one or more Registration Statements to register for resale all of such Cut Back Shares pursuant to Rule 415 promulgated under the Securities Act, and all other provisions of this Section 2 (including the Company’s obligations to use commercially reasonable efforts to have such Registration Statement become or be declared effective) shall again be applicable to such Cut Back Shares.

2.2                               Obligations of the Company.  With respect to each registration of any Registrable Securities, the Company shall, as expeditiously as reasonably possible:

(a)                                 prepare and file with the SEC such amendments and supplements to such Registration Statement, and the Prospectus used in connection with such Registration Statement, as may be necessary to comply with the Securities Act in order to enable the disposition of all securities covered by such Registration Statement;

(b)                                 furnish to Versant such numbers of copies of a Prospectus, including a preliminary prospectus, as required by the Securities Act, and such other documents as Versant may reasonably request in order to facilitate its disposition of its Registrable Securities;

(c)                                  use its commercially reasonable efforts to register and qualify the securities covered by such Registration Statement under such other securities or blue-sky laws of such jurisdictions as shall be reasonably requested by Versant; provided, that the Company shall not be required to qualify to do business or to file a general consent to service of process in any such states or jurisdictions, unless the Company is already subject to service in such jurisdiction and except as may be required by the Securities Act;

(d)                                 cause all such Registrable Securities covered by such Registration Statement to be listed on a national securities exchange or trading system and each securities exchange and trading system (if any) on which similar securities issued by the Company are then listed;

(e)                                  provide a transfer agent and registrar for all Registrable Securities registered pursuant to this Agreement and provide a CUSIP number for all such Registrable Securities, in each case not later than the effective date of such registration;

(f)                                   notify Versant, promptly after the Company receives notice thereof, of the time when such Registration Statement becomes effective or has been declared effective or a supplement to any Prospectus forming a part of such Registration Statement has been filed; and

(g)                                  after such Registration Statement becomes effective, notify Versant of any request by the SEC that the Company amend or supplement such Registration Statement or Prospectus.

2.3                               Furnish Information.  As a condition precedent to the obligations of the Company to take any action pursuant to this Section 2 with respect to the Registrable Securities, Versant agrees to furnish to the Company a completed selling stockholder questionnaire in the form attached hereto as Exhibit A. Versant also agrees to furnish to the Company such other information in writing as the Company may reasonably request in connection with any registration of Registrable Securities hereunder, and Versant agrees to cooperate with the Company as reasonably necessary to enable the Company to comply with the provisions of this Agreement and applicable securities laws.

2.4                               Expenses of Registration.  The Company shall pay the expenses incurred by it in complying with its obligations under this Section 2 of this Agreement, including all registration and filing fees, exchange listing fees, fees and expenses of counsel for the Company, and fees and expenses of accountants for the Company, but excluding all Selling Expenses.  All Selling Expenses relating to Registrable Securities registered pursuant to this Section 2 shall be borne and paid by Versant.

2.5                               Delay of Registration.  Versant shall not have any right to obtain or seek an injunction restraining or otherwise delaying any registration pursuant to this Agreement as the result of any controversy that might arise with respect to the interpretation or implementation of this Section 2.

2.6                               Indemnification.  If any Registrable Securities are included in a Registration Statement under this Section 2:

(a)                                 To the extent permitted by law, the Company will indemnify and hold harmless Versant, and its partners, members, officers, and directors, as applicable; legal counsel and accountants for Versant; any underwriter (as defined in the Securities Act) for Versant; and each Person, if any, who controls Versant or any such underwriter within the meaning of the Securities Act or the Exchange Act, against any Damages, and the Company will pay to Versant and each such underwriter, controlling Person, or other aforementioned Person any legal or other expenses reasonably incurred thereby in connection with investigating or defending any claim or proceeding from which Damages may result, as such expenses are incurred; provided, however, that the indemnity agreement contained in this Section 2.6(a) shall not apply to amounts paid in settlement of any such claim or proceeding if such settlement is effected without the consent of the Company, which consent shall not be unreasonably withheld or delayed, nor shall the Company be liable for any Damages to the extent that they arise out of or are based upon actions or omissions made in reliance upon and in conformity with written information furnished by Versant or any such underwriter, controlling Person, or other aforementioned Person at Versant’s direction expressly for use in connection with such registration.

(b)                                 To the extent permitted by law, Versant will indemnify and hold harmless the Company, and each of its directors, each of its officers who has signed the Registration Statement, each Person (if any), who controls the Company within the meaning of the Securities Act, legal counsel and accountants for the Company, any underwriter (as defined in the Securities Act), and any controlling Person of any such underwriter, against any Damages, in each case only to the extent that such Damages arise out of or are based upon actions or omissions made in reliance upon and in conformity with written information furnished by or on behalf of Versant expressly for use in connection with such registration; and Versant will pay to the Company and each other aforementioned Person any legal or other expenses reasonably incurred thereby in connection with investigating or defending any claim or proceeding from which Damages may result, as such expenses are incurred; provided, however, that the indemnity agreement contained in this Section 2.6(b) shall not apply to amounts paid in settlement of any such claim or proceeding if such settlement is effected without the consent of Versant, which consent shall not be unreasonably withheld; and provided further that in no event shall any indemnity under this Section 2.6(b) exceed the proceeds from the offering received by Versant (net of any Selling Expenses paid by Versant), except in the case of fraud or willful misconduct by Versant.

(c)                                  Promptly after receipt by an indemnified party under this Section 2.6 of notice of the commencement of any action (including any governmental action) for which a party may be entitled to indemnification hereunder, such indemnified party will, if a claim in respect thereof is to be made against any indemnifying party under this Section 2.6, give the indemnifying party notice of the commencement thereof.  The indemnifying party shall have the right to participate in such action and, to the extent the indemnifying party so desires, participate jointly with any other indemnifying party to which notice has been given, and to assume the defense thereof with counsel mutually satisfactory to the parties; provided, however, that an indemnified party (together with all other indemnified parties that may be represented without conflict by one counsel) shall have the right to retain one separate counsel, with the fees and expenses of such separate counsel to be paid by the indemnifying party, if representation of such indemnified party by the counsel retained by the indemnifying party would be inappropriate due to actual or potential differing interests between such indemnified party and any other party represented by such counsel in such action.  The failure to give notice to the indemnifying party within a reasonable time of the commencement of any such action shall relieve such indemnifying party of any liability to the indemnified party under this Section 2.6, to the extent that such failure materially prejudices the indemnifying party’s ability to defend such action.  The failure to give notice to the indemnifying party will not relieve it of any liability that it may have to any indemnified party otherwise than under this Section 2.6.

(d)                                 To provide for just and equitable contribution to joint liability under the Securities Act in any case in which either (i) any party otherwise entitled to indemnification hereunder makes a claim for indemnification pursuant to this Section 2.6 but it is judicially determined (by the entry of a final judgment or decree by a court of competent jurisdiction and the expiration of time to appeal or the denial of the last right of appeal) that such indemnification may not be enforced in such case, notwithstanding the fact that this Section 2.6 provides for indemnification in such case, or (ii) contribution under the Securities Act may be required on the part of any party hereto for which indemnification is provided under this Section 2.6, then, and in each such case, such parties will contribute to the aggregate losses, claims, damages, liabilities, or expenses to which they may be subject (after contribution from others) in such proportion as is appropriate to reflect the relative fault of each of the indemnifying party and the indemnified party in connection with the statements, omissions, or other actions that resulted in such loss, claim, damage, liability, or expense, as well as to reflect any other relevant equitable considerations.  The relative fault of the indemnifying party and of the indemnified party shall be determined by reference to, among other things, whether the untrue or allegedly untrue statement of a material fact, or the omission or alleged omission of a material fact, relates to information supplied by the indemnifying party or by the indemnified party and the parties’ relative intent, knowledge, access to information, and opportunity to correct or prevent such statement or omission; provided, however, that, in any such case, (x) Versant will not be required to contribute any amount in excess of the public offering price of all such Registrable Securities offered and sold by Versant pursuant to such Registration Statement, and (y) no Person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) will be entitled to contribution from any Person who was not guilty of such fraudulent misrepresentation; and provided further that in no event shall Versant’s liability pursuant to this Section 2.6(d), when combined with the amounts paid or payable by Versant pursuant to Section 2.6(b), exceed the proceeds from the offering received by Versant (net of any Selling Expenses paid by Versant), except in the case of fraud or willful misconduct by Versant.

(e)                                  Notwithstanding the foregoing, to the extent that the provisions on indemnification and contribution contained in the underwriting agreement entered into in connection with the underwritten public offering are in conflict with the foregoing provisions, the provisions in the underwriting agreement shall control; provided, however, that the failure of the underwriting agreement to address a provision addressed in this Agreement shall not be such a conflict.

(f)                                   Unless otherwise superseded by an underwriting agreement entered into in connection with the underwritten public offering, the obligations of the Company and Versant under this Section 2.6 shall survive the completion of any offering of Registrable Securities in a registration under this Section 2, and otherwise shall survive the termination of this Agreement.

2.7                               Termination of Registration Rights.  Notwithstanding anything to the contrary set forth herein, Section 2 of this Agreement, and all rights and obligations set forth herein, shall cease and be terminated in full (except rights and obligations under Section 2.6), upon the earliest to occur of (a) the date on which all of the Registrable Securities have been sold; and (b) the date on which Versant ceases to hold any Registrable Securities.

3.                                      Stockholder Agreements.

3.1                               Standstill. Commencing on the date of this Agreement and ending on the date on which Versant no longer beneficially owns five percent (5%) or more of the then issued and outstanding shares of Common Stock, Versant hereby agrees that none of Versant nor any of its Representatives will directly or indirectly:  (i) effect or seek, offer or propose (whether publicly or otherwise) to effect, or cause or participate in or in any way advise, assist or encourage any other person to effect or seek, offer or propose (whether publicly or otherwise) to effect or participate in, (A) any acquisition of any securities (or beneficial ownership thereof) or assets of the Company, or any rights to acquire any such securities (including derivative securities representing the right to vote or economic benefit of any such securities) or assets; (B) any tender or exchange offer, merger or other business combination involving the Company; (C) any recapitalization, restructuring, liquidation, dissolution or other extraordinary transaction with respect to the Company; or (D) any “solicitation” of “proxies” (as such terms are used in the proxy rules of the SEC) or consents to vote any voting securities of the Company; (ii) form, join or in any way participate in a “group” (as defined under the Exchange Act) with respect to any securities of the Company for purposes of taking any of the actions set forth in (i) above; (iii) otherwise act, alone or in concert with others, to seek to control or influence the management, board of directors or policies of the Company with respect to the types of matters set forth in (i) above; (iv) take any action which requires (under applicable securities laws) the Company to make a public announcement regarding any of the types of matters set forth in (i) above; or (v) enter into any discussions or arrangements with any third party with respect to any of the foregoing. Notwithstanding anything to the contrary contained in this Section 3.1, if, at any time (1) a third party enters into an agreement with the Company contemplating the acquisition (by way of merger, tender offer or otherwise) of at least 50% of the outstanding capital stock of the Company or all or substantially all of its assets, or (2) a third party commences a tender offer for at least 50% of the outstanding capital stock of the Company, and the Company does not, in accordance with Rule 14e-2 under the Exchange Act, recommend rejection of such tender offer, then in each case the restrictions set forth in this paragraph shall terminate and cease to be of any further force or effect.

3.2                               Additional Assets.  Commencing on the date of this Agreement and ending on December 31, 2021, the parties hereto hereby agree that Versant Venture Management shall use commercially reasonable efforts to propose to the Company at least three (3) bona fide opportunities to acquire or license (through an asset or stock purchase, licensing agreement, merger or other business combination or strategic transaction) the rights to an asset intended to treat at least one back-of-the-eye indication in humans (each, a “Proposed Transaction”), in each case to the extent (a) Versant Venture Management has, in its reasonable, good faith judgment, identified any such Proposed Transaction, (b) Versant Venture Management is not prohibited from offering such Proposed Transaction to the Company due to applicable law or contractual limitations with a third party (and if the applicable contractual limitations are in the nature of confidentiality obligations, Versant Venture Management and the Company shall, if permitted, negotiate in good faith confidentiality obligations that would permit Versant Venture Management to disclose such Proposed Transaction to the Company), and (c) doing so would not cause any member of the Versant Group to violate any fiduciary duty that such member may own to another entity.

4.                                      Miscellaneous.

4.1                               Successors and Assigns.  The rights under this Agreement may be assigned (but only with all related obligations) by Versant to a transferee of Registrable Securities that is an Affiliate of Versant; provided, however, that (x) the Company is, prior to such transfer, furnished with written notice of the name and address of such transferee and the

Registrable Securities with respect to which such rights are being transferred; and (y) such transferee agrees in a written instrument delivered to the Company to be bound by and subject to the terms and conditions of this Agreement; provided, further that no party hereto may assign or otherwise transfer any right or obligation under Section 3.1 or Section 3.2 of this Agreement without the prior written consent of the other party.  The terms and conditions of this Agreement inure to the benefit of and are binding upon the respective successors and permitted assignees of the parties.  Nothing in this Agreement, express or implied, is intended to confer upon any party other than the parties hereto or their respective successors and permitted assignees any rights, remedies, obligations or liabilities under or by reason of this Agreement, except as expressly provided herein.

4.2                               Governing Law.  This Agreement (and any claims or disputes arising out of or related hereto or the transactions contemplated hereby) shall be governed in all respects by and construed in accordance with the laws of the State of Delaware without giving effect to any choice or conflict of law provision or rule (whether of the State of Delaware or any other jurisdiction) that would cause the application of laws of any jurisdictions other than those of the State of Delaware.

4.3                               Counterparts; Facsimile.  This Agreement may be executed in two or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.  Counterparts may be delivered via facsimile, electronic mail (including pdf or any electronic signature complying with the U.S. federal ESIGN Act of 2000, e.g., www.docusign.com) or other transmission method and any counterpart so delivered shall be deemed to have been duly and validly delivered and be valid and effective for all purposes.

4.4                               Titles and Subtitles.  The titles and subtitles used in this Agreement are for convenience only and are not to be considered in construing or interpreting this Agreement.

4.5                               Notices.  All notices, requests, and other communications given or made pursuant to this Agreement shall be in writing and shall be deemed duly delivered (i) four (4) business days after being sent by registered or certified mail, return receipt requested, postage prepaid or (ii) one (1) business day after being sent for next business day delivery, fees prepaid, via a reputable nationwide overnight courier service, in each case to the intended recipient at their address as set forth on their signature pages to this Agreement, or to the principal office of the Company and to the attention of the Chief Executive Officer, in the case of the Company, or to such address as subsequently modified by written notice given in accordance with this Section 4.5.  If notice is given to the Company, a copy (which shall not constitute notice) shall also be sent to Wilmer Cutler Pickering Hale and Dorr LLP, Attention: Brian A. Johnson, 7 World Trade Center, New York, New York 10007.  If notice is given to Versant, a copy (which shall not constitute notice) shall also be sent to Cooley LLP, Attention: Tom Coll; Rama Padmanabhan, 4401 Eastgate Mall, San Diego, California 92121.

4.6                               Amendments and Waivers.  Any term of this Agreement may be amended and the observance of any term of this Agreement may be waived (either generally or in a particular instance, and either retroactively or prospectively) only with the written consent of the Company and Versant.  No waivers of or exceptions to any term, condition, or provision of this Agreement, in any one or more instances, shall be deemed to be or construed as a further or continuing waiver of any such term, condition, or provision.

4.7                               Severability.  In case any one or more of the provisions contained in this Agreement is for any reason held to be invalid, illegal or unenforceable in any respect, such invalidity, illegality, or unenforceability shall not affect any other provision of this Agreement, and such invalid, illegal, or unenforceable provision shall be reformed and construed so that it will be valid, legal, and enforceable to the maximum extent permitted by law.

4.8                               Entire Agreement.  This Agreement constitutes the full and entire understanding and agreement among the parties with respect to the subject matter hereof, and any other written or oral agreement relating to the subject matter hereof existing between the parties is expressly superseded and/or canceled to the extent relating to the parties hereto.

4.9                               Submission to Jurisdiction.  Each of the parties to this Agreement (a) consents to submit itself to the exclusive personal jurisdiction of the Court of Chancery of the State of Delaware, New Castle County, or, if that court does not have jurisdiction, a federal court sitting in Wilmington, Delaware in any action or proceeding arising out of or relating to this Agreement or any of the transactions contemplated by this Agreement, (b) agrees that all claims in respect of such action or proceeding may be heard and determined in any such court, (c) agrees that it shall not attempt to deny or defeat such personal jurisdiction by motion or other request for leave from any such court, (d) agrees not to bring any action or proceeding arising out of or relating to this Agreement or any of the transactions contemplated by this Agreement in any other court, and (e) waives any right it may have to a trial by jury with respect to any action or proceeding arising out of or relating to this Agreement.  Each of the parties hereto waives any defense of improper venue or inconvenient forum to the maintenance of any action or proceeding so brought and waives any bond, surety or other security that might be required of any other party with respect thereto.  Any party hereto may make service on another party by sending or delivering a copy of the process to the party to be served at the address and in the manner provided for the giving of notices in Section 4.5.  Nothing in this Section 4.9, however, shall affect the right of any party to serve legal process in any other manner permitted by law.  Nothing in this Section 4.9 shall limit the right of a party to seek injunctive relief in any applicable jurisdiction.

4.10                        Delays or Omissions.  No delay or omission to exercise any right, power, or remedy accruing to any party under this Agreement, upon any breach or default of any other party under this Agreement, shall impair any such right, power, or remedy of such nonbreaching or nondefaulting party, nor shall it be construed to be a waiver of or acquiescence to any such breach or default, or to any similar breach or default thereafter occurring, nor shall any waiver of any single breach or default be deemed a waiver of any other breach or default theretofore or thereafter occurring.  All remedies, whether under this Agreement or by law or otherwise afforded to any party, shall be cumulative and not alternative.

4.11                        Acknowledgment.  The Company acknowledges that Versant is in the business of venture capital investing and therefore reviews the business plans and related proprietary information of many enterprises, including enterprises which may have products or services which compete directly or indirectly with those of the Company.  Nothing in this Agreement shall preclude or in any way restrict Versant from investing or participating in any particular enterprise whether or not such enterprise has products or services which compete with those of the Company.

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IN WITNESS WHEREOF, the parties have executed this Stockholder Agreement as of the date first written above.

OPHTHOTECH CORPORATION

By:	/s/ Glenn Sblendorio
Name:	Glenn Sblendorio
Title:	CEO & President

Address:	One Penn Plaza 35th Floor New York, NY 10119

Signature Page to Stockholder Agreement

IN WITNESS WHEREOF, the parties have executed this Stockholder Agreement as of the date first written above.

VERSANT VENTURE CAPITAL IV, L.P. By: Versant Ventures IV, LLC Its: General Partner

By:	/s/ Bradley J. Bolzon
Name:	Bradley J. Bolzon
Title:	Managing Director

Address:	One Sansome Street, Suite 3630 San Francisco, CA 94104

VERSANT SIDE FUND IV, L.P. By: Versant Ventures IV, LLC Its: General Partner

By:	/s/ Bradley J. Bolzon
Name:	Bradley J. Bolzon
Title:	Managing Director

Address:	One Sansome Street, Suite 3630 San Francisco, CA 94104

Signature Page to Stockholder Agreement

IN WITNESS WHEREOF, the parties have executed this Stockholder Agreement as of the date first written above.

VERSANT VENTURE MANAGEMENT, LLC, Solely for purposes of being bound by Section 3.2 and Article IV

By:	/s/ Bradley J. Bolzon
Name:	Bradley J. Bolzon
Title:	Managing Director

Address:	One Sansome Street, Suite 3630 San Francisco, CA 94104

Signature Page to Stockholder Agreement

Exhibit A

SELLING STOCKHOLDER QUESTIONNAIRE

To:                             Ophthotech Corporation
One Penn Plaza
35th Floor
New York, NY 10119
Attn: General Counsel

Reference is made to (i) that certain Agreement and Plan of Merger (the “Merger Agreement”) dated as of October 30, 2018, by and among Ophthotech Corporation (the “Company”), Inception 4, Inc., Orion Ophthalmology Merger Sub, Inc., Orion Ophthalmology LLC and Fortis Advisors LLC, as the representative of the Company Equityholders (as defined in the Merger Agreement), and (ii) that certain Stockholder Agreement dated as of October 30, 2018, by and among the Company and the undersigned.

The undersigned hereby furnishes to the Company the following information for use by the Company in connection with the preparation of the registration for resale of the shares issued to the undersigned pursuant to the Merger Agreement (the “Registration Statement”).

1.                                     Name and Contact Information

Full legal name of record holder:

Address of record holder:

Identity of beneficial owner(s)

(if different than record holder):

Name of contact person:

Telephone number of contact person:

Fax number of contact person:

Email address of contact person:

2.                                      Beneficial Ownership of Shares of Common Stock

(a)                               Number of shares of Company common stock you received pursuant to the Merger Agreement:

(b)                               Are you subject of a bankruptcy or insolvency proceeding, receivership, liquidation, reorganization, or other judicial proceeding? (Yes or No — If you answer “no”, and afterwards such a proceeding is initiated, you must inform us immediately).

3.                                      Beneficial Ownership of Other Securities of the Company

Except as set forth below in this Question 3, the undersigned is not the beneficial or registered owner of any securities of the Company other than the shares listed above in Question 2(a).

Type and amount of other securities beneficially you own (do not list the shares already listed in Question 2(a)):

4.                                      Relationships with the Company

Except as set forth below, neither the undersigned nor any of its affiliates, officers, directors or principal equity holders (5% or more) has held any position or office or has had any other material relationship with the Company (or either of their predecessors or affiliates) during the past three years.

State any exceptions here:

5.                                      Affiliations

(a)                    Are you a registered broker-dealer?

(b)                     Are you an affiliate of a registered broker-dealer(s)? (An “affiliate” of a specified person is a person that directly, or indirectly through one or more intermediaries, controls or is controlled by, or is under common control with, the specified person. Please contact counsel to the Company if you have questions about what it means to be an “affiliate.”)

(c)                      If the answer to Question 5(b) is yes, identify the registered broker-dealer(s) and describe the nature of the affiliation(s):

(d)                     If the answer to Question 5(b) is yes, did you acquire the shares in the ordinary course of business (if not, please explain)?

(e)                      If the answer to Question 5(b) is yes, did you, at the time of your purchase of the shares, have any agreements, plans or understandings, directly or indirectly, with any person to distribute the shares (if yes, please explain)?

6.                                      Voting or Investment Control over the Shares

(a)                     If you are not a natural person (e.g., if you are an entity such as a trust, corporation or partnership) or if you share investment and voting power, please identify the natural person or persons who have voting or investment control over the shares listed in Question 2 above:

(b)                     Please indicate whether any of the shares are subject to a voting trust, and if so, please provide a copy of the voting trust agreement along with this questionnaire:

7.                                      Judgments, Orders and Decrees

Please list below all judgments, orders and decrees entered against you that are currently in effect.

8.                                      Legal Proceedings Adverse to the Company

In any pending legal proceeding, are you a party adverse to the Company or any of their subsidiaries, or do you have an interest in any proceeding that is adverse to the Company or any of its subsidiaries?  (Yes or No):

If yes, please describe such legal proceeding and the nature and amount of such interest:

By signing below, the undersigned consents to the disclosure of the information contained herein in its answers to Items (1) through (8) above (the “Selling Stockholder Information”) and the inclusion of the Selling Stockholder Information in the Registration Statement and any amendments thereto and affirms that the Selling Stockholder Information is true, complete, and accurate.

By signing below, the undersigned acknowledges (i) that the Selling Stockholder Information will be relied upon by the Company in connection with the preparation or amendment of the Registration Statement and (ii) the undersigned’s obligation to comply, and agrees that it will comply, with the provisions of the Securities Act of 1933, as amended, the Securities Exchange Act of 1934, as amended, and the rules and regulations thereunder in connection with any offering of Registrable Securities pursuant to the Registration Statement.

* * *

THE UNDERSIGNED AGREES TO NOTIFY THE COMPANY IMMEDIATELY OF ANY CHANGES IN THE FOREGOING INFORMATION.

Dated: , 20	Signature of Record Holder (Please sign your name in exactly the same manner as the certificate(s) for the shares being registered)